Note I - Income Taxes: Schedule of Deferred Tax Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Deferred Tax Assets and Liabilities

	December 31, 2015	December 31, 2014

Net Operating Losses	$ 6,957,840	$ 5,599,328
Statutory Tax Rate	35%	35%
Effective Tax Rate	-	-
Deferred Tax Asset	2,435,244	1,959,765
Valuation Allowance	(2,435,244)	(1,959,765)
Net Deferred Tax Asset	$ -	$ -